UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00042

Deutsche Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

January 31, 2015

Annual Report

to Shareholders

Deutsche Core Plus Income Fund

(formerly DWS Core Plus Income Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
37 Statement of Assets and Liabilities
39 Statement of Operations
41 Statement of Changes in Net Assets
42 Financial Highlights
47 Notes to Financial Statements
66 Report of Independent Registered Public Accounting Firm
67 Information About Your Fund's Expenses
68 Tax Information
69 Advisory Agreement Board Considerations and Fee Evaluation
74 Board Members and Officers
79 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

From an economic standpoint, the view seems brighter than it has been for several years. Multiple signs suggest sustainable growth, at least for the near term. Our economists at Deutsche Asset & Wealth Management expect the global economy to accelerate in 2015, led by the United States and China.

That is heartening news. Yet one cannot ignore the complexities of an increasingly interconnected global economy. Low oil prices, a stronger employment picture and consumer spending bode well for the domestic economy, at least in the short term. Yet sluggish growth abroad, falling commodity prices and the strong U.S dollar may be headwinds to global growth and American exports. And, as we have seen time and again, any number of factors can unexpectedly shift the markets and the overall outlook.

The take-away message amidst these mixed signals: Be prepared to stick to your long-term plan, with a portfolio that can help weather short-term fluctuations. When in doubt, or if your individual situation or objectives change, talk with a trusted financial professional before taking action.

For timely information about economic developments and your Deutsche fund investment, we hope you will visit us at deutschefunds.com. There you will find the views of our Chief Investment Officer and economists. It is a resource we are proud to offer to help keep you up-to-date and make informed decisions.

As always, we thank you for your continued investment and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

For the annual period ended January 31, 2015, Deutsche Core Plus Income Fund returned 4.67%. The Barclays U.S. Aggregate Bond Index returned 6.61%. The average return for the fund's Morningstar peer group, the Intermediate-Term Bond Funds category, was 5.63%.

Investment Strategy
The fund seeks to maximize total return consistent with preservation of capital and prudent investment management by investing for both current income and capital appreciation. The fund invests mainly in U.S. dollar- denominated fixed-income securities, including corporate bonds, U.S. government and agency bonds, and mortgage- and asset-backed securities. The fund may also invest significantly in foreign investment-grade fixed-income securities and non-investment-grade (high-yield or junk bonds) securities of U.S. and foreign issuers, including issuers in countries with new or emerging securities markets. To maintain liquidity, the fund may also invest in cash or money market instruments.

Early in the period, longer-term U.S. Treasury yields traded within a relatively narrow band, as markets attempted to evaluate the extent to which the harsh winter weather explained a softening in U.S. economic data. The U.S. Federal Reserve Board (the Fed) was engaged in the early stages of tapering its bond purchases to maintain low longer-term rates. Investors kept a wary eye on developments in Ukraine that had the potential to bring Russia to loggerheads with the United States and its Western European allies. On the credit front, emerging-markets debt suffered from concerns over slowing growth in China and the prospect of an eventual increase in borrowing costs as the Fed returned to a more normal policy stance. U.S. corporate credit spreads, however, generally continued to narrow.

"The fundamental outlook for credit sectors overall remains positive in our view."

As the period progressed, a consensus emerged that the U.S. economy would rebound after its winter lull, a view that would be confirmed with subsequent strong GDP growth numbers. At the same time, the Fed signaled that it was in no rush to raise its benchmark federal funds rate as long as inflation and employment indicators remained subdued. Geopolitical uncertainty increased with the emergence of a fundamentalist militant group in Syria and Iraq and a flaring up in the Israeli-Palestinian conflict. In addition, concerns mounted over deflation in Europe and Japan, despite strong measures promised from central banks. The net result of this backdrop was a tilt toward dollar-denominated assets in investor portfolios, supporting declines in U.S. rates. In addition, spread sectors benefited as investors sought yield in an environment of extraordinarily low rates.

Late in the period, markets were roiled by a sharp drop in the price of oil, driven by high energy supply and a weakened demand outlook given difficulties in major economies outside the United States. The decline in oil, while beneficial to U.S. consumers, severely impacted the fiscal outlook for a number of oil-exporting countries, including Russia. Russia was further impacted by economic sanctions imposed by the United States and other Western countries in response to events in Ukraine, leading to a collapse in the ruble. The backdrop of weak global growth and heightened geopolitical instability led to increased risk aversion on the part of investors and poor price performance in credit-oriented sectors of the bond market as the period drew to a close.

The Fed maintained the benchmark federal funds rate at basically zero throughout the 12 months. Longer-term U.S. Treasury yields finished the 12 months ended January 31, 2015 notably lower as the Treasury yield curve flattened. For the full period, the two-year yield went from 0.34% to 0.47%, the five-year from 1.49% to 1.18%, the 10-year from 2.67% to 1.68% and the 30-year from 3.61% to 2.25%.

Positive and Negative Contributors to Performance

We have viewed developed market economies as more likely to surprise on the downside than the upside, and expected the Fed to be very cautious about withdrawing support as long as inflation remains low and employment conditions remain subpar. As a result, during the period, we generally kept overall duration in the neutral-to-above-benchmark range. This stance added to relative performance as interest rates declined over the 12 months ended January 31, 2015.

In an environment of narrowing credit spreads, the fund's significant weightings to credit-sensitive sectors helped relative performance for much of the period. This included the fund's allocation to investment-grade corporate bonds, as well as out-of-benchmark positions in high-yield corporate bonds. The fund also carried out-of-benchmark exposure to emerging-markets debt. During the period, we added to return by adjusting the fund's relative exposure to investment-grade corporate, high-yield corporate and emerging-markets bonds as their valuations shifted. Late in the period, the fund's exposure to energy-related credits within both the high-yield and emerging-markets sectors was negatively impacted by the drop in oil prices, eroding much of the performance advantage gained earlier in the year. Positioning over the year with respect to residential mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) added to performance relative to the benchmark.

Throughout the period, the fund used derivatives — including forward currency contracts — to hedge currency risk in certain portfolio positions, offsetting the potential impact of the downturn in foreign currencies relative to the U.S. dollar. It also used interest rate contracts to hedge against potential adverse interest rate movements on portfolio assets. In addition, the fund used derivatives, including forward currency and interest rate contracts for non-hedging purposes, to seek to enhance potential gains. Derivatives used for non-hedging purposes contributed to the fund's returns during the period.

Outlook and Positioning

At the end of the period, the fund's largest allocation was a position of approximately 26.1% of assets in MBS, followed by 24.3% in high-yield corporate debt. Other significant allocations included 15.4% in U.S. Treasury and Agency securities and 11.2% in investment-grade corporate bonds. Emerging-markets debt constituted 19.1% of fund assets. The MBS total includes contracts to purchase "to-be-announced" securities that have yet to be issued, a practice that enables the fund to maintain exposure to current-coupon MBS on an ongoing basis without having to sell other securities in the portfolio.

The fundamental outlook for credit sectors overall remains positive in our view. We currently view U.S. investment-grade corporates as fully valued relative to other credit sectors and implemented a somewhat lighter exposure there heading into the fourth quarter of 2014. While relative value appears better in emerging markets and high yield, we were cautious with respect to the fund's exposures in both sectors. In particular, we reduced energy-related positions, since we believe the path of oil prices going forward is by no means certain. In addition, we believe heightened overall volatility can be expected, with leading central banks seeking to manage expectations as they pursue policies contrary to the Fed's "normalization" trajectory.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

John D. Ryan,Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Co-Head of US Credit: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Intermediate-Term Bond Funds category represents funds that focus on corporate, government, foreign or other issues with an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four years but less than 10 years. Source: Morningstar, Inc.

The federal funds rate is the interest rate, set by the U.S. Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary January 31, 2015 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/15
Unadjusted for Sales Charge	4.67%	4.35%	2.24%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–0.04%	3.39%	1.77%
Barclays U.S. Aggregate Bond Index†	6.61%	4.57%	4.86%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/15
Unadjusted for Sales Charge	3.88%	3.56%	1.45%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	0.88%	3.39%	1.45%
Barclays U.S. Aggregate Bond Index†	6.61%	4.57%	4.86%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/15
Unadjusted for Sales Charge	3.79%	3.56%	1.45%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.79%	3.56%	1.45%
Barclays U.S. Aggregate Bond Index†	6.61%	4.57%	4.86%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/15
No Sales Charge	4.93%	4.58%	2.47%
Barclays U.S. Aggregate Bond Index†	6.61%	4.57%	4.86%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/15
No Sales Charge	4.84%	4.61%	2.52%
Barclays U.S. Aggregate Bond Index†	6.61%	4.57%	4.86%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.06%, 2.04%, 1.87%, 0.83% and 0.74% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
1/31/15	$10.93	$10.95	$10.94	$10.93	$10.89
1/31/14	$10.76	$10.77	$10.77	$10.76	$10.72
Distribution Information as of 1/31/15
Income Dividends, Twelve Months	$.32	$.24	$.24	$.35	$.34
January Income Dividend	$.0264	$.0195	$.0195	$.0287	$.0286
SEC 30-day Yield††	2.63%	2.00%	2.01%	3.00%	3.00%
Current Annualized Distribution Rate††	2.90%	2.14%	2.14%	3.15%	3.15%

†† The SEC yield is net investment income per share earned over the month ended January 31, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.39%, 1.89%, 1.74%, 2.75% and 2.86% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.66%, 2.03%, 1.87%, 2.90% and 3.01% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of January 31, 2015
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 35.9%
Consumer Discretionary 3.7%
AmeriGas Finance LLC:
6.75%, 5/20/2020		70,000	72,800
7.0%, 5/20/2022		200,000	209,500
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		30,000	26,100
APX Group, Inc., 6.375%, 12/1/2019		35,000	33,338
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		55,000	59,400
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		55,000	51,425
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		35,000	35,700
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		235,000	252,340
5.165%, 8/1/2044		285,000	317,231
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		300,000	293,250
144A, 6.375%, 9/15/2020		595,000	618,800
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		40,000	40,800
Series B, 6.5%, 11/15/2022		385,000	397,031
Series B, 7.625%, 3/15/2020		585,000	617,175
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	5,038
Columbus International, Inc., 144A, 7.375%, 3/30/2021		500,000	514,375
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		20,000	20,400
Dana Holding Corp., 5.5%, 12/15/2024		65,000	65,894
DISH DBS Corp.:
4.25%, 4/1/2018		55,000	55,962
5.0%, 3/15/2023		205,000	201,412
7.875%, 9/1/2019		235,000	266,725
Getty Images, Inc., 144A, 7.0%, 10/15/2020		35,000	24,500
Group 1 Automotive, Inc., 144A, 5.0%, 6/1/2022		475,000	469,062
Harron Communications LP, 144A, 9.125%, 4/1/2020		25,000	26,875
HD Supply, Inc.:
7.5%, 7/15/2020 (b)		35,000	36,663
11.5%, 7/15/2020		30,000	34,200
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		25,000	27,063
iHeartCommunications, Inc.:
9.0%, 12/15/2019		225,000	219,375
11.25%, 3/1/2021		45,000	45,900
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019		25,000	20,625
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		65,000	69,387
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		25,000	26,094
Mediacom Broadband LLC, 6.375%, 4/1/2023		25,000	26,000
MGM Resorts International:
6.625%, 12/15/2021		355,000	372,750
6.75%, 10/1/2020		30,000	31,725
8.625%, 2/1/2019		160,000	180,400
Numericable-SFR:
144A, 4.875%, 5/15/2019		400,000	400,000
144A, 6.25%, 5/15/2024		480,000	496,800
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		30,000	30,750
Quebecor Media, Inc., 5.75%, 1/15/2023		35,000	36,050
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		575,000	630,027
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		25,000	24,938
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		35,000	37,363
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		100,000	101,500
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		440,000	451,000
Springs Industries, Inc., 6.25%, 6/1/2021		55,000	52,800
Starz LLC, 5.0%, 9/15/2019		30,000	30,525
Time Warner Cable, Inc., 7.3%, 7/1/2038		360,000	504,572
TRI Pointe Holdings, Inc., 144A, 4.375%, 6/15/2019		45,000	42,862
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		370,000	383,875
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		35,000	38,325
			9,026,702
Consumer Staples 1.1%
Big Heart Pet Brands, 7.625%, 2/15/2019 (b)		45,000	44,663
Cencosud SA, 144A, 4.875%, 1/20/2023 (b)		500,000	499,189
Chiquita Brands International, Inc., 7.875%, 2/1/2021		16,000	17,360
Cott Beverages, Inc.:
144A, 5.375%, 7/1/2022		75,000	67,312
144A, 6.75%, 1/1/2020		65,000	64,188
JBS Investments GmbH, 144A, 7.75%, 10/28/2020		250,000	257,425
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		100,000	103,000
144A, 8.25%, 2/1/2020		275,000	289,267
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		100,000	93,375
Minerva Luxembourg SA:
144A, 7.75%, 1/31/2023		500,000	481,250
144A, 12.25%, 2/10/2022		500,000	554,500
Smithfield Foods, Inc., 6.625%, 8/15/2022		55,000	58,300
The WhiteWave Foods Co., 5.375%, 10/1/2022		60,000	63,300
Tonon Bioenergia SA, 144A, 9.25%, 1/24/2020		300,000	157,500
			2,750,629
Energy 5.7%
Afren PLC, 144A, 10.25%, 4/8/2019		1,081,000	367,540
Antero Resources Corp., 144A, 5.125%, 12/1/2022 (b)		115,000	110,112
Antero Resources Finance Corp., 5.375%, 11/1/2021		1,045,000	1,018,875
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		25,000	21,688
144A, 5.625%, 6/1/2024		30,000	25,725
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		35,000	24,150
6.75%, 11/1/2020		35,000	25,725
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		90,000	57,600
California Resources Corp.:
144A, 5.0%, 1/15/2020		50,000	43,125
144A, 5.5%, 9/15/2021		108,000	90,720
144A, 6.0%, 11/15/2024		10,000	8,138
Chaparral Energy, Inc., 7.625%, 11/15/2022		60,000	34,800
Concho Resources, Inc., 5.5%, 4/1/2023		65,000	65,000
Continental Resources, Inc., 3.8%, 6/1/2024		65,000	58,767
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		1,400,000	1,579,421
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		1,000,000	999,959
Ecopetrol SA, 5.875%, 5/28/2045		750,000	720,000
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		55,000	48,675
EV Energy Partners LP, 8.0%, 4/15/2019		330,000	286,275
GeoPark Latin America Ltd. Agencia en Chile, 144A, 7.5%, 2/11/2020		200,000	144,726
Halcon Resources Corp., 8.875%, 5/15/2021		215,000	142,975
Hilcorp Energy I LP, 144A, 5.0%, 12/1/2024		60,000	54,000
Jupiter Resources, Inc., 144A, 8.5%, 10/1/2022		60,000	45,000
Kinder Morgan, Inc.:
3.05%, 12/1/2019		500,000	504,589
5.55%, 6/1/2045		330,000	353,898
Linn Energy LLC, 6.25%, 11/1/2019		110,000	83,875
MEG Energy Corp., 144A, 7.0%, 3/31/2024		365,000	330,325
Memorial Resource Development Corp., 144A, 5.875%, 7/1/2022		60,000	54,600
Midstates Petroleum Co., Inc., 9.25%, 6/1/2021		45,000	23,288
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		55,000	58,163
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		10,000	8,650
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		200,000	160,000
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		600,000	415,200
Pacific Rubiales Energy Corp., 144A, 5.375%, 1/26/2019		1,000,000	657,500
Petrobras International Finance Co. SA, 5.75%, 1/20/2020		500,000	463,695
Petroleos de Venezuela SA:
144A, 9.0%, 11/17/2021		500,000	175,712
144A, 9.75%, 5/17/2035		200,000	71,240
Petroleos Mexicanos, 144A, 5.625%, 1/23/2046		200,000	204,460
PT Pertamina Persero, 144A, 5.625%, 5/20/2043		1,200,000	1,185,000
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		200,000	91,440
Regency Energy Partners LP, 5.0%, 10/1/2022		40,000	41,800
Reliance Holding U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	273,827
RSP Permian, Inc., 144A, 6.625%, 10/1/2022		90,000	89,438
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		120,000	120,150
5.75%, 5/15/2024		200,000	201,000
Schahin II Finance Co. SPV Ltd., 144A, 5.875%, 9/25/2022		629,533	371,425
SESI LLC, 7.125%, 12/15/2021		195,000	195,487
Seventy Seven Energy, Inc., 6.5%, 7/15/2022 (b)		15,000	5,963
Talos Production LLC, 144A, 9.75%, 2/15/2018		65,000	55,900
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		25,000	24,375
TerraForm Power Operating LLC, 144A, 5.875%, 2/1/2023		85,000	86,806
Tesoro Corp., 4.25%, 10/1/2017		35,000	36,050
Transocean, Inc., 3.8%, 10/15/2022 (b)		920,000	678,500
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		1,000,000	1,061,200
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		45,000	31,725
Whiting Petroleum Corp., 5.75%, 3/15/2021 (b)		65,000	61,831
			14,150,108
Financials 7.9%
AerCap Ireland Capital Ltd., 144A, 3.75%, 5/15/2019		275,000	277,063
American International Group, Inc., 4.375%, 1/15/2055		525,000	542,129
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	204,000
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		500,000	434,850
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	1,000,000	352,185
Bank of China Ltd., 144A, 5.0%, 11/13/2024		400,000	425,099
Barclays Bank PLC, 7.625%, 11/21/2022		1,490,000	1,662,281
BBVA Bancomer SA:
144A, 4.375%, 4/10/2024		500,000	513,750
144A, 6.75%, 9/30/2022		800,000	904,304
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		900,000	942,874
CIMPOR Financial Operations BV, 144A, 5.75%, 7/17/2024		250,000	189,375
CIT Group, Inc., 3.875%, 2/19/2019		1,200,000	1,197,000
Country Garden Holdings Co., Ltd., 144A, 11.125%, 2/23/2018		200,000	210,750
Credit Agricole SA, 144A, 7.875%, 1/29/2049 (b)		845,000	872,475
Credito Real SAB de CV, 144A, 7.5%, 3/13/2019		400,000	400,000
Development Bank of Kazakhstan JSC, Series 3, REG S, 6.5%, 6/3/2020		500,000	504,500
E*TRADE Financial Corp., 6.375%, 11/15/2019		95,000	101,650
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		310,000	350,759
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		705,000	762,654
HSBC Holdings PLC:
5.625%, 12/29/2049 (b)		790,000	800,863
6.375%, 12/29/2049		890,000	912,704
International Lease Finance Corp.:
3.875%, 4/15/2018		570,000	576,413
6.25%, 5/15/2019		10,000	11,025
8.75%, 3/15/2017		200,000	222,530
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		1,705,000	1,951,758
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		460,000	505,896
Navient Corp., 5.5%, 1/25/2023 (b)		1,140,000	1,094,400
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		1,010,000	1,080,225
Popular, Inc., 7.0%, 7/1/2019		45,000	45,281
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		530,000	535,055
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		500,000	559,587
Yapi ve Kredi Bankasi AS, 144A, 5.5%, 12/6/2022		250,000	239,775
			19,383,210
Health Care 1.8%
Biomet, Inc.:
6.5%, 8/1/2020		55,000	58,644
6.5%, 10/1/2020		15,000	15,858
Community Health Systems, Inc.:
5.125%, 8/15/2018		400,000	414,200
6.875%, 2/1/2022 (b)		620,000	658,517
7.125%, 7/15/2020		310,000	330,150
Endo Finance LLC:
144A, 5.375%, 1/15/2023		65,000	64,025
144A, 6.0%, 2/1/2025		50,000	51,094
HCA, Inc.:
5.25%, 4/15/2025 (b)		45,000	49,050
5.375%, 2/1/2025		120,000	123,300
6.5%, 2/15/2020		600,000	675,000
7.5%, 2/15/2022		495,000	580,090
IMS Health, Inc., 144A, 6.0%, 11/1/2020		40,000	41,650
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		740,000	703,000
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		60,000	63,150
Tenet Healthcare Corp., 6.25%, 11/1/2018		155,000	168,369
Valeant Pharmaceuticals International, Inc., 144A, 7.5%, 7/15/2021		400,000	438,000
			4,434,097
Industrials 2.9%
ADT Corp.:
5.25%, 3/15/2020 (b)		105,000	106,575
6.25%, 10/15/2021		30,000	31,791
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		50,000	46,875
Avianca Holdings SA, 144A, 8.375%, 5/10/2020		200,000	202,000
Belden, Inc., 144A, 5.5%, 9/1/2022		60,000	59,700
Bombardier, Inc., 144A, 5.75%, 3/15/2022		225,000	209,391
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		25,000	24,007
DP World Ltd., 144A, 6.85%, 7/2/2037		750,000	877,500
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		200,000	140,250
FTI Consulting, Inc., 6.0%, 11/15/2022		35,000	36,794
Gates Global LLC, 144A, 6.0%, 7/15/2022		60,000	56,250
GenCorp, Inc., 7.125%, 3/15/2021		85,000	89,399
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		700,000	703,500
Kazakhstan Temir Zholy Finance BV, 144A, 6.375%, 10/6/2020		750,000	723,375
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		70,000	71,750
Meritor, Inc., 6.75%, 6/15/2021		35,000	36,312
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		400,000	356,000
Noble Group Ltd., 144A, 6.625%, 8/5/2020 (b)		500,000	505,000
Odebrecht Offshore Drilling Finance Ltd.:
144A, 6.625%, 10/1/2022		481,200	327,216
144A, 6.75%, 10/1/2022		471,250	337,886
Ply Gem Industries, Inc., 6.5%, 2/1/2022		45,000	43,031
SBA Communications Corp., 5.625%, 10/1/2019		35,000	36,400
TAM Capital 3, Inc., 144A, 8.375%, 6/3/2021		200,000	207,700
Titan International, Inc., 6.875%, 10/1/2020		120,000	103,350
TransDigm, Inc.:
6.0%, 7/15/2022		215,000	214,462
6.5%, 7/15/2024		500,000	506,250
7.5%, 7/15/2021		65,000	68,900
United Rentals North America, Inc.:
5.75%, 7/15/2018		60,000	61,950
6.125%, 6/15/2023 (b)		25,000	25,969
7.625%, 4/15/2022		765,000	841,347
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		85,000	90,419
XPO Logistics, Inc., 144A, 7.875%, 9/1/2019		30,000	31,125
			7,172,474
Information Technology 2.5%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		20,000	20,900
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		280,000	299,950
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		40,000	41,200
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		15,000	15,600
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		65,000	56,794
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		45,000	43,875
CDW LLC:
6.0%, 8/15/2022		70,000	73,500
8.5%, 4/1/2019		165,000	173,497
CyrusOne LP, 6.375%, 11/15/2022		15,000	15,525
EarthLink Holdings Corp., 7.375%, 6/1/2020		45,000	45,450
Equinix, Inc., 5.375%, 4/1/2023		520,000	539,500
First Data Corp.:
144A, 6.75%, 11/1/2020		766,000	819,620
144A, 7.375%, 6/15/2019		495,000	519,131
144A, 8.75%, 1/15/2022		45,000	48,375
KLA-Tencor Corp., 4.65%, 11/1/2024		1,200,000	1,277,723
Micron Technology, Inc., 144A, 5.25%, 8/1/2023 (c)		85,000	85,053
Open Text Corp., 144A, 5.625%, 1/15/2023		70,000	71,925
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		860,000	936,396
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019		1,000,000	1,031,482
			6,115,496
Materials 4.9%
Alpek SAB de CV, 144A, 5.375%, 8/8/2023		200,000	212,500
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		740,000	747,506
144A, 4.125%, 9/27/2022 (b)		1,000,000	993,831
ArcelorMittal, 6.125%, 6/1/2018		1,000,000	1,062,500
Berry Plastics Corp., 5.5%, 5/15/2022		275,000	281,187
Cascades, Inc., 144A, 5.5%, 7/15/2022		45,000	45,225
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		400,000	404,000
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		90,000	90,450
Evraz Group SA, 144A, 6.75%, 4/27/2018		1,000,000	800,000
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		69,000	58,650
144A, 7.0%, 2/15/2021		75,000	62,812
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017 (b)		970,000	945,750
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		800,000	772,342
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024 (b)		750,000	735,000
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		290,000	272,419
8.875%, 2/1/2018		60,000	51,450
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044		1,000,000	968,500
Novelis, Inc., 8.75%, 12/15/2020		655,000	702,487
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		50,000	49,875
Polymer Group, Inc., 7.75%, 2/1/2019		153,000	158,355
PSPC Escrow Corp., 144A, 6.5%, 2/1/2022 (c)		80,000	81,600
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		765,000	782,212
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		800,000	784,000
Vedanta Resources PLC, 144A, 8.25%, 6/7/2021		200,000	181,000
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		30,000	31,200
144A, 5.625%, 10/1/2024		15,000	16,088
Yamana Gold, Inc., 4.95%, 7/15/2024		775,000	784,925
			12,075,864
Telecommunication Services 4.5%
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		1,000,000	1,104,600
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		15,000	15,784
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		600,000	631,125
8.75%, 3/15/2018 (b)		139,000	142,614
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		550,000	498,272
144A, 8.25%, 9/30/2020		200,000	194,600
Digicel Ltd., 144A, 8.25%, 9/1/2017		505,000	512,575
Frontier Communications Corp.:
6.25%, 9/15/2021		45,000	46,350
6.875%, 1/15/2025		45,000	45,619
7.125%, 1/15/2023		285,000	295,688
8.5%, 4/15/2020		475,000	534,375
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		40,000	42,750
7.625%, 6/15/2021		130,000	141,375
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		460,000	454,250
7.5%, 4/1/2021		705,000	747,300
Intelsat Luxembourg SA, 8.125%, 6/1/2023		15,000	15,150
Level 3 Communications, Inc., 8.875%, 6/1/2019		190,000	200,925
Level 3 Financing, Inc.:
144A, 5.375%, 8/15/2022		210,000	213,150
6.125%, 1/15/2021		250,000	259,375
7.0%, 6/1/2020		160,000	170,400
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	187,500
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024		1,000,000	1,010,000
Sprint Communications, Inc.:
6.0%, 11/15/2022		60,000	55,950
144A, 7.0%, 3/1/2020 (b)		500,000	545,000
144A, 9.0%, 11/15/2018		105,000	121,013
Sprint Corp., 7.125%, 6/15/2024		675,000	656,437
T-Mobile U.S.A., Inc., 6.625%, 11/15/2020		445,000	462,689
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		250,000	260,625
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		315,000	342,562
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		35,000	36,400
Windstream Corp.:
6.375%, 8/1/2023 (b)		45,000	41,456
7.5%, 4/1/2023		15,000	14,869
7.75%, 10/15/2020		835,000	866,312
7.75%, 10/1/2021		125,000	126,875
Zayo Group LLC, 144A, 6.0%, 4/1/2023		70,000	70,350
			11,064,315
Utilities 0.9%
AES Corp., 8.0%, 10/15/2017		7,000	7,831
Calpine Corp.:
5.375%, 1/15/2023		75,000	75,750
5.75%, 1/15/2025		75,000	76,500
Dynegy Finance I, Inc., 144A, 7.625%, 11/1/2024		15,000	15,450
Empresa Electrica Angamos SA, 144A, 4.875%, 5/25/2029		300,000	302,040
Hrvatska Elektroprivreda, 144A, 6.0%, 11/9/2017		250,000	259,868
Inkia Energy Ltd., 144A, 8.375%, 4/4/2021		500,000	525,000
NGL Energy Partners LP, 144A, 5.125%, 7/15/2019		60,000	57,000
NRG Energy, Inc., Series WI, 6.25%, 5/1/2024		610,000	608,475
RJS Power Holdings LLC, 144A, 5.125%, 7/15/2019		60,000	58,200
Saudi Electricity Global Sukuk Co. 3, 144A, 5.5%, 4/8/2044		250,000	286,250
			2,272,364
Total Corporate Bonds (Cost $91,484,727)			88,445,259

Mortgage-Backed Securities Pass-Throughs 14.2%
Federal Home Loan Mortgage Corp., 5.5%, 6/1/2035		3,854,719	4,334,300
Federal National Mortgage Association:
3.0%, 8/1/2042 (c)		2,500,000	2,584,961
4.0%, with various maturities from 9/1/2040 until 3/1/2042 (c)		18,237,522	19,560,459
5.5%, with various maturities from 12/1/2032 until 8/1/2037		3,663,632	4,107,443
6.5%, with various maturities from 9/1/2016 until 6/1/2017		108,944	114,551
Government National Mortgage Association, 4.0%, 10/20/2044		3,943,562	4,215,452
Total Mortgage-Backed Securities Pass-Throughs (Cost $34,286,796)			34,917,166

Asset-Backed 2.7%
Automobile Receivables 1.5%
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		2,496,854	2,542,155
Avis Budget Rental Car Funding AESOP LLC, "C", Series 2015-1A, 144A, 3.96%, 7/20/2021		1,200,000	1,199,599
			3,741,754
Miscellaneous 1.2%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.903%*, 1/17/2024		500,000	500,089
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		871,298	862,676
JPMorgan Mortgage Acquisition Trust, "A3", Series 2007-CH5, 0.28%*, 5/25/2037		1,679,228	1,634,059
			2,996,824
Total Asset-Backed (Cost $6,841,883)			6,738,578

Commercial Mortgage-Backed Securities 5.3%
BLCP Hotel Trust, "D", Series 2014-CLRN, 144A, 2.667%*, 8/15/2029		1,500,000	1,501,971
CSMC Trust, "D", Series 2014-USA, 144A, 4.373%, 9/15/2037		2,000,000	2,055,548
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.167%*, 3/15/2018		325,000	325,130
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		265,000	283,514
"A4", Series 2007-C1, 5.716%, 2/15/2051		1,362,381	1,465,532
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%*, 7/15/2040		2,691,086	2,841,442
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.837%*, 6/12/2050		931,593	974,404
WFRBS Commercial Mortgage Trust:
"A5", Series 2013-C14, 3.337%, 6/15/2046		2,000,000	2,122,402
"A5", Series 2014-C23, 3.917%, 10/15/2057		1,500,000	1,654,682
Total Commercial Mortgage-Backed Securities (Cost $12,959,921)			13,224,625

Collateralized Mortgage Obligations 12.0%
Credit Suisse First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		317,471	223,486
Federal Home Loan Mortgage Corp.:
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043		813,273	608,639
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		2,027,840	248,643
"ZG", Series 4213, 3.5%, 6/15/2043		1,777,992	1,783,107
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		2,350,438	330,599
"UA", Series 4298, 4.0%, 2/15/2054		1,247,670	1,285,024
"EZ", Series 3707, 5.0%, 8/15/2040		601,783	607,554
"MS", Series 3055, Interest Only, 6.434%**, 10/15/2035		2,563,271	460,484
"SG", Series 3859, Interest Only, 6.534%**, 11/15/2039		3,309,971	401,472
"JS", Series 3572, Interest Only, 6.634%**, 9/15/2039		1,204,116	192,821
Federal National Mortgage Association:
"HZ", Series 2013-63, 2.5%, 6/25/2043		1,954,691	1,767,885
"HZ", Series 2013-31, 3.0%, 2/25/2043		1,404,144	1,447,859
"KM", Series 2012-146, 3.0%, 1/25/2043		1,775,000	1,769,392
"PA", Series 2013-89, 3.5%, 2/25/2043		2,411,563	2,539,400
"4", Series 406, Interest Only, 4.0%, 9/25/2040		1,222,422	171,865
"SI", Series 2007-23, Interest Only, 6.602%**, 3/25/2037		487,480	68,145
"YI", Series 2008-36, Interest Only, 7.032%**,7/25/2036		3,499,623	660,530
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M3", Series 2014-DN2, 3.77%*, 4/25/2024		2,000,000	1,877,148
"M3", Series 2014-DN4, 4.72%*, 10/25/2024		960,000	963,302
Government National Mortgage Association:
"AO", Series 2013-10, Principal Only, Zero Coupon, 1/20/2043		2,146,758	1,562,223
"BL", Series 2013-19, 2.5%, 2/20/2043		1,120,820	1,117,201
"HX", Series 2012-91, 3.0%, 9/20/2040		2,357,266	2,459,702
"AZ", Series 2014-22, 3.5%, 11/16/2042		2,271,622	2,466,138
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029		9,270,842	1,010,033
"HZ", Series 2012-56, 3.5%, 6/20/2040		954,188	1,043,995
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		3,149,687	227,271
"BP", Series 2011-35, 4.5%, 3/16/2041		771,202	934,200
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		2,526,372	159,622
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		2,215,500	194,155
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		950,271	165,888
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		1,222,286	204,303
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036		535,461	8,488
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		474,856	73,703
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,561,458	251,988
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		392,334	67,417
"AI", Series 2007-38, Interest Only, 6.292%**, 6/16/2037		407,086	65,723
"SB", Series 2014-81, 15.722%*, 6/20/2044		223,500	278,668
Total Collateralized Mortgage Obligations (Cost $29,341,837)			29,698,073

Government & Agency Obligations 22.9%
Other Government Related (d) 1.6%
Banco de Costa Rica, 144A, 5.25%, 8/12/2018		1,000,000	1,002,500
New Zealand Local Government Funding Agency, 5.5%, 4/15/2023	NZD	3,520,000	2,840,865
TMK OAO, 144A, 6.75%, 4/3/2020		350,000	196,000
			4,039,365
Sovereign Bonds 4.9%
Dominican Republic International Bond, 144A, 6.85%, 1/27/2045		100,000	101,000
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		250,000	203,235
Mexico Government International Bond, 3.6%, 1/30/2025		300,000	308,250
Portugal Obrigacoes do Tesouro OT, 144A, REG S, 4.1%, 2/15/2045	EUR	4,100,000	5,117,888
Republic of Croatia, 144A, 6.75%, 11/5/2019		1,440,000	1,588,493
Republic of El Salvador:
144A, 6.375%, 1/18/2027		100,000	102,500
144A, 7.65%, 6/15/2035		200,000	216,750
Republic of Hungary:
4.0%, 3/25/2019		200,000	210,000
Series 19/A, 6.5%, 6/24/2019	HUF	23,200,000	99,133
Republic of New Zealand, Series 0427, REG S, 4.5%, 4/15/2027	NZD	2,830,000	2,317,552
Republic of Slovenia:
144A, 4.75%, 5/10/2018		200,000	214,767
144A, 5.5%, 10/26/2022		200,000	231,000
Republic of South Africa, 5.875%, 9/16/2025		200,000	232,000
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	203,000
Republic of Turkey:
4.875%, 4/16/2043		250,000	261,538
5.625%, 3/30/2021		250,000	277,975
United Mexican States:
Series M, 4.75%, 6/14/2018	MXN	2,600,000	176,080
Series M 20, 8.5%, 5/31/2029	MXN	1,300,000	111,162
			11,972,323
U.S. Government Sponsored Agency 1.1%
Federal National Mortgage Association, 3.0%, 11/15/2027		2,750,000	2,727,259
U.S. Treasury Obligations 15.3%
U.S. Treasury Bills:
0.035%***, 2/12/2015 (e)		1,880,000	1,879,994
0.085%***, 6/11/2015 (e)		450,000	449,972
U.S. Treasury Bond, 3.125%, 8/15/2044		491,000	582,679
U.S. Treasury Notes:
1.0%, 8/31/2016 (f) (g)		16,783,000	16,950,830
1.0%, 9/30/2016		3,000,000	3,030,936
1.625%, 6/30/2019		260,000	265,809
1.625%, 7/31/2019		498,000	508,816
1.625%, 12/31/2019		798,000	814,833
2.25%, 11/15/2024 (b)		5,347,000	5,621,034
2.5%, 5/15/2024		7,047,000	7,559,007
			37,663,910
Total Government & Agency Obligations (Cost $55,642,229)			56,402,857

Municipal Bonds and Notes 2.7%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		2,428,204	2,506,854
Oklahoma, University Revenues, Health Science Center, Series B, 6.634%, 7/1/2024		2,365,000	2,910,700
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015		885,000	907,390
4.875%, 9/15/2017		315,000	345,510
Total Municipal Bonds and Notes (Cost $5,981,066)			6,670,454

	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $29,156)	30	30,151

Securities Lending Collateral 5.2%
Daily Assets Fund Institutional, 0.10% (h) (i) (Cost $12,730,518)	12,730,518	12,730,518

Cash Equivalents 9.7%
Central Cash Management Fund, 0.06% (h)	18,808,614	18,808,614
Deutsche Variable NAV Money Fund, 0.20% (h)	501,709	5,017,589
Total Cash Equivalents (Cost $23,826,203)		23,826,203

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $273,124,336)†	110.6	272,683,884
Other Assets and Liabilities, Net	(10.6)	(26,231,512)
Net Assets	100.0	246,452,372

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of January 31, 2015.

** These securities are shown at their current rate as of January 31, 2015.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $273,794,835. At January 31, 2015, net unrealized depreciation for all securities based on tax cost was $1,110,951. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,950,718 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,061,669.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at January 31, 2015 amounted to $12,323,900, which is 5.0% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At January 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At January 31, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(g) At January 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At January 31, 2015, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	3/20/2015	85	11,124,375	373,922
Ultra Long U.S. Treasury Bond	USD	3/20/2015	125	22,367,188	774,329
Total unrealized appreciation					1,148,251

At January 31, 2015, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Australian Bond	AUD	3/16/2015	24	2,462,270	(103,987)
Euro-OAT French Government Bond	EUR	3/6/2015	71	12,030,485	(83,412)
Total unrealized depreciation					(187,399)

At January 31, 2015, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	5,900,000	1	5/5/2016	66,227	(3,444)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	5,900,000	1	3/15/2016	42,628	(425)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	5,900,000	2	3/15/2016	69,620	(425)
Total Call Options					178,475	(4,294)
Put Options Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	5,900,000	1	3/15/2016	42,628	(31,047)
Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	5,900,000	2	3/15/2016	15,045	(31,047)
Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	5,900,000	1	5/5/2016	66,227	(332,497)
Pay Fixed — 2.615% – Receive Floating — 3-Month LIBOR	12/4/2015 12/4/2045	4,800,000	3	12/2/2015	104,160	(540,641)
Pay Fixed — 2.64% – Receive Floating — 3-Month LIBOR	8/10/2015 8/10/2045	5,300,000	1	8/6/2015	49,555	(593,031)
Pay Fixed — 2.675% – Receive Floating — 3-Month LIBOR	11/12/2015 11/12/2045	4,800,000	3	11/9/2015	96,240	(588,171)
Pay Fixed — 2.796% – Receive Floating — 3-Month LIBOR	6/5/2015 6/5/2045	5,300,000	2	6/3/2015	56,710	(725,202)
Pay Fixed — 2.88% – Receive Floating — 3-Month LIBOR	9/30/2015 9/30/2045	4,800,000	4	9/28/2015	100,430	(753,961)
Pay Fixed — 3.005% – Receive Floating — 3-Month LIBOR	3/6/2015 3/6/2045	5,300,000	1	3/4/2015	55,650	(970,723)
Total Put Options					586,645	(4,566,320)
Total					765,120	(4,570,614)

(j) Unrealized depreciation on written options on interest rate swap contracts at January 31, 2015 was $3,805,494.

At January 31, 2015, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
6/20/2013 9/20/2018	50,000	5	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	5,666	3,246	2,420
12/22/2014 3/20/2020	120,000	5	5.0%	General Motors Co., 6.25%, 10/2/2043, BBB–	20,071	19,602	469
Total unrealized appreciation							2,889

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At January 31, 2015, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2/3/2015 2/3/2045	5,300,000	Fixed — 3.035%	Floating — 3-Month LIBOR	(1,016,771)	(951,316)
1/28/2015 1/28/2045	5,900,000	Fixed — 3.088%	Floating — 3-Month LIBOR	(1,204,064)	(1,148,504)
12/16/2015 9/18/2017	3,900,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(27,300)	(31,920)
12/16/2015 9/16/2025	19,300,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(1,117,808)	(1,004,668)
12/16/2015 9/16/2020	20,000,000	Floating — 3-Month LIBOR	Fixed — 2.214%	521,434	531,927
12/16/2015 9/17/2035	15,800,000	Floating — 3-Month LIBOR	Fixed — 2.938%	1,868,979	1,507,977
12/16/2015 9/18/2045	15,800,000	Floating — 3-Month LIBOR	Fixed — 2.998%	2,572,126	2,023,789
Total net unrealized appreciation					927,285

Bilateral Swap
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/3/2014 6/3/2025	5,800,000	1	Floating — 3-Month LIBOR	Fixed — 3.0%	24,477	—	24,477

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Citigroup, Inc.

4 Morgan Stanley

5 Credit Suisse

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at January 31, 2015 is 0.25%.

As of January 31, 2015, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
NZD	4,811,600	AUD	4,600,000	2/5/2015	80,960	Australia & New Zealand Banking Group Ltd.
USD	5,020,639	JPY	600,000,000	2/5/2015	89,037	Societe Generale
CAD	5,913,923	GBP	3,300,000	2/5/2015	316,565	Australia & New Zealand Banking Group Ltd.
AUD	4,600,000	NZD	4,925,588	2/5/2015	1,933	Morgan Stanley
EUR	3,200,000	USD	3,710,976	2/5/2015	94,828	Societe Generale
NZD	9,600,000	USD	7,498,621	2/5/2015	517,380	Australia & New Zealand Banking Group Ltd.
ZAR	1,000,000	USD	86,825	2/10/2015	1,079	UBS AG
RUB	1,924,800	USD	29,902	2/17/2015	2,185	Barclays Bank PLC
USD	3,687,764	JPY	437,000,000	3/5/2015	34,957	Barclays Bank PLC
MXN	4,300,000	USD	290,760	3/31/2015	5,008	JPMorgan Chase Securities, Inc.
EUR	6,901,000	USD	8,061,012	4/13/2015	257,618	Societe Generale
CAD	3,889,000	USD	3,274,568	4/13/2015	216,888	Societe Generale
NZD	6,694,000	USD	5,193,540	4/13/2015	358,579	Australia & New Zealand Banking Group Ltd.
EUR	2,701,000	USD	3,120,147	4/13/2015	65,957	Citigroup, Inc.
Total unrealized appreciation					2,042,974

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	3,765,632	EUR	3,200,000	2/5/2015	(149,484)	Barclays Bank PLC
USD	7,181,472	NZD	9,600,000	2/5/2015	(200,231)	Australia & New Zealand Banking Group Ltd.
GBP	3,300,000	CAD	5,966,496	2/5/2015	(275,196)	Societe Generale
USD	86,186	ZAR	1,000,000	2/10/2015	(440)	Citigroup, Inc.
USD	28,814	RUB	1,924,800	2/17/2015	(1,097)	Barclays Bank PLC
NZD	5,156,019	EUR	3,300,000	3/5/2015	(8,634)	Morgan Stanley
KRW	4,061,900,000	USD	3,684,932	3/5/2015	(24,340)	Barclays Bank PLC
USD	3,261,462	CAD	3,889,000	4/13/2015	(203,782)	The Toronto Dominion Bank
USD	1,237,261	INR	77,700,000	4/22/2015	(4,554)	Commonwealth Bank of Australia
Total unrealized depreciation					(867,758)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
GBP British Pound
HUF Hungarian Forint
INR Indian Rupee
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NZD New Zealand Dollar
RUB Russian Ruble
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$—	$88,445,259	$—	$88,445,259
Mortgage-Backed Securities Pass-Throughs	—	34,917,166	—	34,917,166
Asset-Backed	—	5,538,979	1,199,599	6,738,578
Commercial Mortgage-Backed Securities	—	13,224,625	—	13,224,625
Collateralized Mortgage Obligations	—	29,698,073	—	29,698,073
Government & Agency Obligations	—	56,402,857	—	56,402,857
Municipal Bonds and Notes	—	6,670,454	—	6,670,454
Preferred Stock	—	30,151	—	30,151
Short-Term Investments (m)	36,556,721	—	—	36,556,721
Derivatives (n)
Futures Contracts	1,148,251	—	—	1,148,251
Credit Default Swap Contracts	—	2,889	—	2,889
Interest Rate Swap Contracts	—	4,088,170	—	4,088,170
Forward Foreign Currency Exchange Contracts	—	2,042,974	—	2,042,974
Total	$37,704,972	$241,061,597	$1,199,599	$279,966,168
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n)
Futures Contracts	$(187,399)	$—	$—	$(187,399)
Written Options	—	(4,570,614)	—	(4,570,614)
Interest Rate Swap Contracts	—	(3,136,408)	—	(3,136,408)
Forward Foreign Currency Exchange Contracts	—	(867,758)	—	(867,758)
Total	$(187,399)	$(8,574,780)	$—	$(8,762,179)

There have been no transfers between fair value measurement levels during the year ended January 31, 2015.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of January 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $236,567,615) — including $12,323,900 of securities loaned	$236,127,163
Investment in Daily Assets Fund Institutional (cost $12,730,518)*	12,730,518
Investment in affiliated Deutsche Funds (cost $23,826,203)	23,826,203
Total investments in securities, at value (cost $273,124,336)	272,683,884
Cash	666,839
Foreign currency, at value (cost $8,573,022)	8,558,396
Receivable for investments sold	1,859,284
Receivable for investments sold — when-issued securities	50,150
Receivable for Fund shares sold	111,020
Dividends receivable	525
Interest receivable	2,175,748
Receivable for variation margin on futures contracts	237,603
Unrealized appreciation on bilateral swap contracts	27,366
Unrealized appreciation on forward foreign currency exchange contracts	2,042,974
Upfront payments paid on bilateral swap contracts	22,848
Foreign taxes recoverable	3,407
Other assets	32,025
Total assets	288,472,069
Liabilities
Payable upon return of securities loaned	12,730,518
Payable for investments purchased	3,797,445
Payable for investments purchased — when-issued securities	18,709,354
Payable for Fund shares redeemed	210,583
Options written, at value (premiums received $765,120)	4,570,614
Payable for variation margin on centrally cleared swaps	795,929
Unrealized depreciation on forward foreign currency exchange contracts	867,758
Accrued management fee	48,009
Accrued Trustees' fees	2,931
Other accrued expenses and payables	286,556
Total liabilities	42,019,697
Net assets, at value	$246,452,372

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2015 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(1,200,944)
Net unrealized appreciation (depreciation) on: Investments	(440,452)
Swap contracts	954,651
Futures	960,852
Foreign currency	1,153,808
Written options	(3,805,494)
Accumulated net realized gain (loss)	(111,134,937)
Paid-in capital	359,964,888
Net assets, at value	$246,452,372
Net Asset Value
Class A Net Asset Value and redemption price per share ($63,920,257 ÷ 5,845,654 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.93
Maximum offering price per share (100 ÷ 95.50 of $10.93)	$11.45
Class B Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($88,496 ÷ 8,085 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.95
Class C Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($3,453,491 ÷ 315,673 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.94
Class S Net Asset Value offering and redemption price per share ($149,090,268 ÷ 13,634,874 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.93
Institutional Class Net Asset Value offering and redemption price per share ($29,899,860 ÷ 2,745,810 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.89

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended January 31, 2015
Investment Income
Income: Interest	$9,889,000
Dividends	2,095
Income distributions from affiliated Funds	23,294
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	36,869
Total income	9,951,258
Expenses: Management fee	1,148,052
Administration fee	247,024
Services to shareholders	340,544
Distribution and service fees	192,084
Custodian fee	51,114
Professional fees	111,449
Reports to shareholders	58,015
Registration fees	74,186
Trustees' fees and expenses	11,619
Other	22,856
Total expenses before expense reductions	2,256,943
Expense reductions	(480,341)
Total expenses after expense reductions	1,776,602
Net investment income	8,174,656
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,106,810)
Swap contracts	(4,757,843)
Futures	4,786,263
Written options	115,152
Foreign currency	308,564
(1,654,674)
Change in net unrealized appreciation (depreciation) on: Investments	5,081,153
Swap contracts	2,137,665
Futures	722,107
Written options	(3,911,784)
Foreign currency	730,545
4,759,686
Net gain (loss)	3,105,012
Net increase (decrease) in net assets resulting from operations	$11,279,668

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended January 31,
Increase (Decrease) in Net Assets	2015	2014
Operations: Net investment income	$8,174,656	$7,707,309
Net realized gain (loss)	(1,654,674)	(2,437,881)
Change in net unrealized appreciation (depreciation)	4,759,686	(9,137,097)
Net increase (decrease) in net assets resulting from operations	11,279,668	(3,867,669)
Distributions to shareholders from: Net investment income: Class A	(1,935,401)	(1,988,970)
Class B	(2,645)	(5,625)
Class C	(74,027)	(78,608)
Class S	(4,948,976)	(5,220,644)
Institutional Class	(643,772)	(270,476)
Total distributions	(7,604,821)	(7,564,323)
Fund share transactions: Proceeds from shares sold	40,132,015	12,887,745
Reinvestment of distributions	6,532,086	6,354,041
Payments for shares redeemed	(43,878,251)	(67,807,431)
Net increase (decrease) in net assets from Fund share transactions	2,785,850	(48,565,645)
Increase (decrease) in net assets	6,460,697	(59,997,637)
Net assets at beginning of period	239,991,675	299,989,312
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $1,200,944 and $1,361,629, respectively)	$246,452,372	$239,991,675

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended January 31,
Class A	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$10.76	$11.19	$10.87	$10.50	$10.27
Income (loss) from investment operations: Net investment incomea	.35	.29	.28	.35	.32
Net realized and unrealized gain (loss)	.14	(.43)	.36	.36	.25
Total from investment operations	.49	(.14)	.64	.71	.57
Less distributions from: Net investment income	(.32)	(.29)	(.32)	(.34)	(.34)
Net asset value, end of period	$10.93	$10.76	$11.19	$10.87	$10.50
Total Return (%)b,c	4.67	(1.27)	6.00	6.91	5.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	69	84	89	100
Ratio of expenses before expense reductions (%)	1.08	1.06	1.04	1.05	1.03
Ratio of expenses after expense reductions (%)	.89	.86	.92	.98	.95
Ratio of net investment income (%)	3.16	2.68	2.52	3.22	3.06
Portfolio turnover rate (%)	317	343	354	379	392
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended January 31,
Class B	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$10.77	$11.20	$10.88	$10.51	$10.28
Income (loss) from investment operations: Net investment incomea	.28	.20	.20	.27	.24
Net realized and unrealized gain (loss)	.14	(.43)	.36	.36	.25
Total from investment operations	.42	(.23)	.56	.63	.49
Less distributions from: Net investment income	(.24)	(.20)	(.24)	(.26)	(.26)
Net asset value, end of period	$10.95	$10.77	$11.20	$10.88	$10.51
Total Return (%)b,c	3.88	(2.01)	5.20	6.11	4.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.09	.19	.47	1	1
Ratio of expenses before expense reductions (%)	2.14	2.04	1.96	1.95	1.84
Ratio of expenses after expense reductions (%)	1.64	1.61	1.68	1.73	1.70
Ratio of net investment income (%)	2.54	1.86	1.78	2.54	2.31
Portfolio turnover rate (%)	317	343	354	379	392
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended January 31,
Class C	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$10.77	$11.19	$10.87	$10.50	$10.27
Income (loss) from investment operations: Net investment incomea	.26	.21	.20	.27	.24
Net realized and unrealized gain (loss)	.15	(.43)	.36	.36	.25
Total from investment operations	.41	(.22)	.56	.63	.49
Less distributions from: Net investment income	(.24)	(.20)	(.24)	(.26)	(.26)
Net asset value, end of period	$10.94	$10.77	$11.19	$10.87	$10.50
Total Return (%)b,c	3.79	(1.92)	5.20	6.11	4.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	5	6	6
Ratio of expenses before expense reductions (%)	1.88	1.87	1.85	1.85	1.83
Ratio of expenses after expense reductions (%)	1.64	1.61	1.68	1.73	1.70
Ratio of net investment income (%)	2.40	1.92	1.78	2.48	2.31
Portfolio turnover rate (%)	317	343	354	379	392
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended January 31,
Class S	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$10.76	$11.19	$10.86	$10.49	$10.27
Income (loss) from investment operations: Net investment incomea	.37	.32	.31	.37	.34
Net realized and unrealized gain (loss)	.15	(.44)	.37	.36	.24
Total from investment operations	.52	(.12)	.68	.73	.58
Less distributions from: Net investment income	(.35)	(.31)	(.35)	(.36)	(.36)
Net asset value, end of period	$10.93	$10.76	$11.19	$10.86	$10.49
Total Return (%)b	4.93	(1.02)	6.35	7.10	5.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	149	160	199	210	228
Ratio of expenses before expense reductions (%)	.84	.83	.81	.79	.81
Ratio of expenses after expense reductions (%)	.64	.61	.67	.75	.79
Ratio of net investment income (%)	3.41	2.93	2.77	3.45	3.22
Portfolio turnover rate (%)	317	343	354	379	392
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended January 31,
Institutional Class	2015		2014		2013		2012	2011
Selected Per Share Data
Net asset value, beginning of period	$10.72		$11.15		$10.83		$10.46	$10.23
Income (loss) from investment operations: Net investment incomea	.34		.32		.30		.37	.35
Net realized and unrealized gain (loss)	.17		(.44)		.37		.37	.25
Total from investment operations	.51		(.12)		.67		.74	.60
Less distributions from: Net investment income	(.34)		(.31)		(.35)		(.37)	(.37)
Net asset value, end of period	$10.89		$10.72		$11.15		$10.83	$10.46
Total Return (%)	4.84	b	(1.03	)b	6.30	b	7.23	5.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30		7		11		12	10
Ratio of expenses before expense reductions (%)	.74		.74		.71		.70	.66
Ratio of expenses after expense reductions (%)	.63		.61		.67		.70	.66
Ratio of net investment income (%)	3.17		2.91		2.76		3.45	3.35
Portfolio turnover rate (%)	317		343		354		379	392
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Core Plus Income Fund (formerly DWS Core Plus Income Fund) (the "Fund") is a diversified series of Deutsche Portfolio Trust (formerly DWS Portfolio Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of January 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At January 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $106,339,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2018, the expiration date, whichever occurs first.

In addition, from November 01, 2014 through January 31, 2015, the Fund elects to defer qualified late year losses of approximately $2,976,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending January 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Capital loss carryforwards	$(106,339,000)
Net unrealized appreciation (depreciation) on investments	$(1,110,951)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended January 31,
	2015	2014
Distributions from ordinary income*	$7,604,821	$7,564,323

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended January 31, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of January 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2015, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $135,000 to $170,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended January 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of January 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $49,500,000 to $91,800,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended January 31, 2015, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of January 31, 2015. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended January 31, 2015, the investment in written options contracts had a total value generally indicative of a range from approximately $287,000 to $4,571,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended January 31, 2015, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of January 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $33,492,000 to $102,726,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $13,558,000 to $32,395,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended January 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of January 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $28,236,000 to $41,755,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,372,000 to $38,696,000. For the year ended January 31, 2015, the investment in forward currency contracts long vs. other foreign currencies sold had a total value generally indicative of a range from approximately $7,683,454 to $52,854,000.

The following tables summarize the value of the Fund's derivative instruments held as of January 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$—	$4,088,170	$1,148,251	$5,236,421
Credit Contracts (b)	—	2,889	—	2,889
Foreign Exchange Contracts (c)	2,042,974	—	—	2,042,974
	$2,042,974	$4,091,059	$1,148,251	$7,282,284
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on bilateral swap contracts
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(4,570,614)	$—	$(3,136,408)	$(187,399)	$(7,894,421)
Foreign Exchange Contracts (c)	—	(867,758)	—	—	(867,758)
	$(4,570,614)	$(867,758)	$(3,136,408)	$(187,399)	$(8,762,179)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Written options, at value
(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$—	$365,502	$—	$—	$365,502
Credit Contracts (b)	—	—	11,707	—	11,707
Interest Rate Contracts (b)	115,152	—	(4,769,550)	4,786,263	131,865
	$115,152	$365,502	$(4,757,843)	$4,786,263	$509,074
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$—	$751,068	$—	$—	$751,068
Credit Contracts (b)	—	—	(7,493)	—	(7,493)
Interest Rate Contracts (b)	(3,911,784)	—	2,145,158	722,107	(1,044,519)
	$(3,911,784)	$751,068	$2,137,665	$722,107	$(300,944)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively

As of January 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$1,273,484	$(200,231)	$—	$—	$1,073,253
Barclays Bank PLC	37,142	(37,142)	—	—	—
Citigroup, Inc.	65,957	(65,957)	—	—	—
Credit Suisse	2,889	—	—	—	2,889
JPMorgan Chase Securities, Inc.	5,008	—	—	—	5,008
Morgan Stanley	1,933	(1,933)	—	—	—
Nomura International PLC	24,477	(24,477)	—	—	—
Societe Generale	658,371	(275,196)	—	—	383,175
UBS AG	1,079	—	—	—	1,079
	$2,070,340	$(604,936)	$—	$—	$1,465,404
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$200,231	$(200,231)	$—	$—	$—
Barclays Bank PLC	174,921	(37,142)	(137,779)	—	—
BNP Paribas	756,674	—	(756,674)	—	—
Citigroup, Inc.	1,129,252	(65,957)	(989,800)	—	73,495
Commonwealth Bank of Australia	4,554	—	—	—	4,554
Morgan Stanley	762,595	(1,933)	(676,700)	—	83,962
Nomura International PLC	1,931,167	(24,477)	(1,616,000)	—	290,690
Societe Generale	275,196	(275,196)	—	—	—
The Toronto Dominion Bank	203,782	—	—	—	203,782
	$5,438,372	$(604,936)	$(4,176,953)	$—	$656,483

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended January 31, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $718,621,964 and $754,600,686, respectively. Purchases and sales of U.S. Treasury obligations aggregated $53,543,425 and $52,200,795, respectively.

For the year ended January 31, 2015, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	50,300,000	$465,604
Options written	42,100,000	595,200
Options closed	(9,600,000)	(127,200)
Options exercised	(11,200,000)	(124,972)
Options expired	(5,900,000)	(43,512)
Outstanding, end of period	65,700,000	$765,120

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the year ended January 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.465% of the Fund's average daily net assets.

For the period from February 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.89%
Class B	1.64%
Class C	1.64%
Class S	.64%
Institutional Class	.64%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.88%
Class B	1.63%
Class C	1.63%
Class S	.63%
Institutional Class	.63%

For the year ended January 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$130,054
Class B	639
Class C	8,223
Class S	320,670
Institutional Class	20,755
$480,341

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2015, the Administration Fee was $247,024, of which $21,007 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at January 31, 2015
Class A	$58,093	$14,515
Class B	485	99
Class C	3,157	848
Class S	161,624	39,613
Institutional Class	3,933	1,052
	$227,292	$56,127

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2015, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at January 31, 2015
Class B	$948	$57
Class C	25,775	2,211
	$26,723	$2,268

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2015, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at January 31, 2015	Annual Rate
Class A	$156,571	$41,135	.23%
Class B	301	82	.24%
Class C	8,489	2,203	.25%
	$165,361	$43,420

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2015 aggregated $2,556.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2015, the CDSC for Class B and C shares aggregated $620 and $88, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended January 31, 2015, DDI received $522 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended January 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $26,630, of which $10,490 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended January 31, 2015, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $3,204.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2015.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended January 31, 2015		Year Ended January 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	311,378	$3,416,829	197,521	$2,151,126
Class B	55	597	52	570
Class C	60,369	661,385	21,027	230,262
Class S	610,573	6,711,944	868,770	9,531,538
Institutional Class	2,680,102	29,341,260	87,849	974,249
		$40,132,015		$12,887,745
Shares issued to shareholders in reinvestment of distributions
Class A	155,311	$1,699,500	156,753	$1,696,064
Class B	174	1,906	400	4,347
Class C	6,128	67,088	6,452	69,893
Class S	376,472	4,119,820	398,762	4,313,261
Institutional Class	59,017	643,772	25,077	270,476
		$6,532,086		$6,354,041
Shares redeemed
Class A	(998,680)	$(10,922,335)	(1,500,956)	$(16,223,453)
Class B	(10,027)	(109,940)	(24,748)	(268,176)
Class C	(83,095)	(904,466)	(135,316)	(1,462,846)
Class S	(2,258,375)	(24,705,959)	(4,167,274)	(45,080,390)
Institutional Class	(664,163)	(7,235,551)	(442,921)	(4,772,566)
		$(43,878,251)		$(67,807,431)
Net increase (decrease)
Class A	(531,991)	$(5,806,006)	(1,146,682)	$(12,376,263)
Class B	(9,798)	(107,437)	(24,296)	(263,259)
Class C	(16,598)	(175,993)	(107,837)	(1,162,691)
Class S	(1,271,330)	(13,874,195)	(2,899,742)	(31,235,591)
Institutional Class	2,074,956	22,749,481	(329,995)	(3,527,841)
		$2,785,850		$(48,565,645)

G. Transactions with Affiliates

The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the year ended January 31, 2015 is as follows:
Affiliate	Value ($) at 1/31/2014	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 1/31/2015
Deutsche Variable NAV Money Fund	5,007,348	10,241	—	—	10,189	5,017,589
Central Cash Management Fund	8,881,289	252,990,597	243,063,272	—	13,105	18,808,614
Total	13,888,637	253,000,838	243,063,272	—	23,294	23,826,203

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Portfolio Trust and the Shareholders of Deutsche Core Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Core Plus Income Fund (formerly DWS Core Plus Income Fund) (the "Fund") at January 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts March 25, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2014 to January 31, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/15	$1,010.40	$1,006.60	$1,005.70	$1,011.70	$1,010.70
Expenses Paid per $1,000*	$4.46	$8.24	$8.24	$3.19	$3.19
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/15	$1,020.77	$1,016.99	$1,016.99	$1,022.03	$1,022.03
Expenses Paid per $1,000*	$4.48	$8.29	$8.29	$3.21	$3.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Core Plus Income Fund	.88%	1.63%	1.63%	.63%	.63%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 4.81% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

For federal income tax purposes, the Fund designates $26,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Core Plus Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages an institutional account comparable to the Fund, but does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	106	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 206	25157W 305	25157W 404	25157W 503
Fund Number	463	663	763	2063	1463

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DCPIF-2
(R-026258-4 3/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE CORE PLUS INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$88,142	$0	$0	$0
2014	$83,032	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$63,439	$0
2014	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.
Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$63,439	$0	$63,439
2014	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Core Plus Income Fund, a series of Deutsche Portfolio Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 1, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 1, 2015